UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2014

LUSTROS INC.

(Exact name of Registrant as specified in its charter

Utah	000-30215	45-5313260
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9025 Carlton Hills Blvd. Ste. A

Santee, CA 92071

(Address of principal executive offices)

Phone: (619) 449-4800

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

From March 5, 2014 through December 8, 2014 Bass Energy (an entity controlled by William Hlavin, who is a director of Lustros, Inc. (the “Company”)) and LV Ventures, Inc., (an entity controlled by William Farley, who is the CEO and Chairman of the Company, and a director) each on an equal basis,. provided the Company with $2,663,596 in financing through two year convertible notes which bear interest at 5% per annum. These notes are convertible into shares of the Company’s Common Stock at the rate of $0.16 per share with 25% warrant coverage at $0.25 per share which is identical to the terms of the financing round closed by the Company in December 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSTROS INC.
Date: December 10, 2014	By: /s/ William Farley
William Farley
Chief Executive Officer

2